PHOENIX STRATEGIC EQUITY SERIES FUND
                         PHOENIX-ENGEMANN SMALL CAP FUND

      Supplement dated December 1, 2000 to Prospectus dated August 28, 2000

          The Board of Trustees of Phoenix Strategic Equity Series Fund (the "Trust") has unanimously approved a merger of the Phoenix-Engemann Small Cap Fund of the Trust into the Phoenix-Engemann Small & Mid-Cap Growth Fund of The Phoenix-Engemann Funds.

          Pursuant to an Agreement and Plan of Reorganization (the "Agreement"), the Small Cap Fund will transfer all or substantially all of its assets to the Small & Mid-Cap Growth Fund in exchange for shares of the Small & Mid-Cap Growth Fund and the assumption by the Small & Mid-Cap Growth Fund of all liabilities of the Small Cap Fund. Following the exchange, the Small Cap Fund will distribute the shares of the Small & Mid-Cap Growth Fund to its shareholders pro rata, in liquidation of the Small Cap Fund. The effectiveness of these transactions is subject to the satisfaction of a number of conditions, including approval by shareholders of the Small Cap Fund. It is currently anticipated that these matters will be submitted for a vote at a meeting of shareholders to be held in March 2001.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE.

PXP 690/SC (12/00)